12. Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
13. Income Taxes

Reconciliations of the U.S. federal statutory rate to the actual tax rate are as follows for the years ended December 31:

	2014	2013
Federal tax at statutory rate	34.0%	34.0%
Permanent differences:
State income taxes, net of federal benefit	5.8%	5.8%
Fair value of contributed services	–	-5.6%
Gain/loss on extinguishment of debt	-191.2%	-9.2%
Amortization of debt discount and accretion of debt	0.5%	-7.3%
Interest income on shareholder advances	–	0.8%
Common stock issued for employee services	–	-2.0%
Non-deductible entertainment	0.3%	-0.1%
Temporary differences:
Accrued liabilities and other	0.4%	–
Change in valuation allowance	150.5%	-16.5%
Total provision	0.4%	-0.1%

The major components of the deferred taxes are as follows at December 31:

	Asset (Liability)
	2014	2013
Current:
Reserves and accruals	$309,724	$195,880
Noncurrent:
Net operating losses	504,644	330,413
Valuation allowance	(814,368)	(526,293)
Net deferred tax asset	$–	$–

Based on federal tax returns filed or to be filed through December 31, 2014, we had available approximately $26,749,000 in U.S. tax net operating loss carryforwards, pursuant to the Tax Reform Act of 1986, which assesses the utilization of a Company’s net operating loss carryforwards resulting from retaining continuity of its business operations and changes within its ownership structure.  Net operating loss carryforwards expire in 20 years for federal income tax reporting purposes.  For Federal income tax purposes, the net operating losses begin to expire in 2026.  State net operating loss carryforwards through December 31, 2014 are approximately $24,401,000 and begin to expire in 2013. We have relied on the issuance of common stock to fund certain operating expenses.

With the finalization of the Merger, we have experienced a change in ownership as defined in Section 382 of the Internal Revenue Code.  As a result, our net operating loss carryforwards for federal income tax reporting will be significantly limited based on the fair value of our Company on the date of change in ownership.  Such change is expected to provide benefit to us only upon the attainment of profitability.

During the years ended December 31, 2014 and 2013, our valuation allowance increased by $288,075 and $275,210, respectively.

The United States Federal return years 2010 through 2013 are still subject to tax examination by the United States Internal Revenue Service, however, we do not currently have any ongoing tax examinations. We are subject to examination by the California Franchise Tax Board for the years 2010 through 2013 and currently does not have any ongoing tax examinations.